VANGUARD OHIO
TAX-EXEMPT FUNDS

VANGUARD OHIO TAX-EXEMPT
   MONEY MARKET FUND

VANGUARD OHIO INSURED LONG-TERM
   TAX-EXEMPT FUND

[PHOTO]

SEMIANNUAL REPORT
MAY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                                   REPORT FROM
                                   THE ADVISER
                                        6

                                  FUND PROFILES
                                        8

                              PERFORMANCE SUMMARIES
                                       11

                              FINANCIAL STATEMENTS
                                       12


                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 24.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

During the first half of the Vanguard Ohio Tax-Exempt Funds' 1999 fiscal year, municipal bond prices dipped in the face of rising interest rates. These lower prices offset most of the interest income earned by tax-exempt securities during the six months ended May 31, 1999, and resulted in relatively modest total returns on municipal bonds for the period.

       In this environment, our Insured Long-Term Tax-Exempt Fund earned a six-month total return (capital change plus reinvested dividends) of +0.4%, and our Money Market Fund earned +1.5%. The adjacent table presents the half-year returns for both funds, along with those of their average peers. As you can see, the returns of our funds outpaced those of similar mutual funds.

       The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $12.02 per share on November 30, 1998, to $11.75 per share on May 31, 1999, and is adjusted for dividends totaling $0.291 per share paid from net investment income and a distribution of $0.023 per share paid from net realized capital gains. The Tax-Exempt Money Market Fund's net asset value remained at $1.00 per share, as was expected but not guaranteed. On May 31, the Insured Long-Term Fund's yield stood at 4.54%, and the Money Market Fund's yield was at 3.02%.


                                                                TOTAL RETURNS
                                                               SIX MONTHS ENDED
                                                                 MAY 31, 1999
-------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT
  MONEY MARKET FUND                                                   +1.5%
  (SEC 7-Day Annualized Yield: 3.02%)
Average Ohio Tax-Exempt
  Money Market Fund                                                   +1.3
-------------------------------------------------------------------------------
VANGUARD OHIO INSURED LONG-TERM
  TAX-EXEMPT FUND                                                     +0.4%
Average Ohio Tax-Exempt Bond Fund                                     +0.3
-------------------------------------------------------------------------------

       For Ohio residents, income earned by our funds is exempt from federal and Ohio State income taxes, but may be subject to local taxes and the Alternative Minimum Tax.

THE PERIOD IN REVIEW

The U.S. economy steamed ahead during the half-year as consumers continued spending at a breakneck pace and the manufacturing sector showed signs of recovering from last fall's woes. Economic growth expanded at an annual rate of 4.3% during the first three months of 1999, while both unemployment and inflation remained low. The Wilshire 5000 Equity Index, which tracks the entire U.S. stock market, gained +13.2% for the six months.

       While the strong growth pace was regarded enthusiastically by the stock market, it was hardly welcome news in the bond market, where investors feared that higher inflation would result from an overheated economy. These concerns drove interest rates higher and bond prices lower. The yield of the benchmark 30-year U.S. Treasury bond climbed from its starting point of 5.06% on November 30, 1998, to 5.83% on May 31--a significant increase of 77 basis points. At the shorter end of the bond spectrum, the yield of 3-month Treasury bills rose by 15 basis points to close the period at 4.63%.

       Though yields of municipal bonds also rose, the climb was not as steep as for Treasuries. Yields on high-grade long-term municipal bonds ended the half-year at 5.16%, up from 4.89% when the period began. Yields on top-grade (MIG-1) 3-month notes rose on balance to 3.15% from 2.95% six months earlier.

       Municipal bonds continue to offer excellent value relative to U.S. Treasuries, although they are not quite as attractive as they were six months ago. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 89% of the yield of the 30-year U.S. Treasury, whose interest is subject to federal income tax. This proportion has historically been about 84%. Early in the period, however, it was about 97%, largely because Treasury yields had been driven lower by heavy buying from investors who fled riskier securities.

PERFORMANCE OVERVIEW

Our Tax-Exempt Money Market Fund's six-month return of +1.5% topped the +1.3% return of the average Ohio tax-exempt money market fund. Our margin over our average peer can be explained by our much lower expenses.

       The +0.4% total return achieved by the Insured Long-Term Tax-Exempt Fund consisted of a +2.5% income return and a price decline of -2.1%, which reflected the rise in interest rates. The fund's performance was slightly better than the +0.3% return of the average Ohio municipal bond fund but only half that of the Lehman Municipal Bond Index. This national index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

       Of course, interest rate fluctuations--up and down--are to be expected. In our letter to you six months ago, we explained that declining interest rates gave a boost to bond prices, resulting in an excellent fiscal 1998 total return of +7.8% for the Insured Long-Term Fund. Over time, however, the effects of rate variations tend to be offsetting, leaving the rate of interest income as the chief source of long-term bond returns.

       A six-month period is too short to provide a complete picture of a bond fund's return. This is because only half of the year's interest income is accounted for, while the price changes engendered by shifts in interest rates are fully reflected. Consequently, investors should consider a full year's interest income as part of a semiannual review. During the twelve months ended May 31, 1999, our Insured Long-Term Fund earned a total return of +4.2%, consisting of an income return of +5.0% and a negative capital return of -0.8%.

       Our low costs play a critical role in our success. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with 1.11% charged by the average long-term Ohio tax-exempt fund and 0.58% for the average Ohio tax-exempt money market fund. Costs matter because they are deducted from the income earned by the fund. Therefore, lower operating expenses mean that a higher percentage of the gross interest income is passed along to shareholders.

       Also instrumental in our long-term success is the skillful management of Vanguard Fixed Income Group, which selects the securities for our funds. Our Insured Long-Term Tax-Exempt Fund invests predominantly in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have made up the difference--and then some. This cost advantage has allowed our fund to provide net returns that are fully competitive with those of uninsured--and thus, lower-quality--municipal bond portfolios.

IN SUMMARY

The swift rise in interest rates over the past several months is not an aberration but rather a normal, if unpleasant, part of the cyclicality of the financial markets. The variable nature of both bond and stock markets is the reason we continuously counsel shareholders to hold balanced portfolios suitable to their goals, time horizon for investing, and tolerance for risk. Building such a program and then sticking with it through good times and bad is a prudent, and ultimately rewarding, method of confronting the ever-present volatility of the financial markets.

       We look forward to reporting to you on the full 1999 fiscal year six months hence.

/s/ JOHN C. BOGLE                           /s/ JOHN J. BRENNAN

John C. Bogle                               John J. Brennan
Senior Chairman                             Chairman and
                                            Chief Executive Officer

June 14, 1999

                                                                         [PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.

       However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS

Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.

-------------------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                          PERIODS ENDED MAY 31, 1999
                                                    ---------------------------------------
                                                    6 MONTHS         1 YEAR        5 YEARS*
-------------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                                     12.6%           21.0%          25.9%
    Russell 2000 Index                                11.0            -2.7           13.6
    Wilshire 5000 Index                               13.2            17.7           23.8
    MSCI EAFE Index                                    4.2             4.7            8.0
-------------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                       -0.8%            4.4%           7.8%
    Lehman 10 Year Municipal Bond Index                0.4             4.6            7.2
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                        2.2             4.8            5.2
-------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                               1.3%            2.1%           2.4%
-------------------------------------------------------------------------------------------
*Annualized.

       During the early part of the semiannual period, stock investors favored large-cap growth stocks--a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

       Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.

       Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.

       Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.

       Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS

Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.

       Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

                                                                         [PHOTO]

REPORT FROM THE ADVISER

During the fiscal half-year ended May 31, 1999, interest rates rose as investors became worried that the strong growth of the U.S. economy might lead to an acceleration in the inflation rate. As the period progressed, the U.S. economy's growth rate slowed, but remained strong.

       On the inflation front, investors' fears seemed misplaced until May, when the Consumer Price Index came in above expectations. Soon after, the Federal Reserve Board announced that it had adopted a bias toward a tighter monetary policy, meaning that it was more likely to raise interest rates in the coming months than to lower them. A decision to raise short-term interest rates would, if taken, be aimed at slowing growth and heading off increases in inflation. The Fed's announcement marked the first time the agency had told the public immediately about its adoption of a policy bias, rather than releasing the information at a later date. As we reached the midpoint of our fiscal year, interest rates were hovering around their highest levels of the period, and market participants were waiting to see whether inflation and growth statistics would prompt the Fed to act on its tightening bias.

       Municipal bonds outperformed U.S. Treasury bonds with equivalent maturities during the half-year. The benchmark 30-year U.S. Treasury bond's yield increased by 77 basis points, from 5.06% on November 30, 1998, to 5.83% on May 31, 1999. The yield of a 30-year AAA-rated general obligation municipal bond increased 27 basis points, from 4.89% to 5.16%, over the same period. The municipal bond market's strong relative performance can be explained by two factors. First, municipal bond yields at the start of the 1999 fiscal year were very attractive compared with Treasury yields. The global forces that had compelled investors to seek the safety of Treasuries during summer 1998 did not carry over to the municipal market, which consequently underperformed Treasuries. This set the stage for municipals' superior performance in the ensuing six months. Second, there was a 24% decline in the issuance of municipal bonds during the first five months of calendar year 1999 compared with the same period a year earlier.

THE INSURED LONG-TERM TAX-EXEMPT FUND

The supply of newly issued municipals varied widely by state. In Ohio, new bond issuance declined by 37% compared with 1998. The supply of new bonds declined for two reasons, both related to higher interest rates. First, as rates rose, many issuers were no longer able to refinance older, higher-coupon bonds by issuing new bonds at lower rates. Second, higher interest rates made borrowing less attractive to bond issuers.

       All in all, municipal bonds had a strong quarter compared with other types of bonds. Even so, high-quality, long-term municipals continue to be attractive investments, with yields as of May 31, 1999, equivalent to a relatively high 89% of the yield on long-term U.S. Treasury bonds. Given that interest on municipal bonds is generally exempt from federal income tax, while interest on Treasuries and corporate bonds is not, municipals provide a better after-tax yield than any taxable bond of similar credit quality.

       Going forward, new municipal bond issuance is expected to remain low through year-end. Also, as the outlook for growth and inflation becomes clearer, the Fed should give more direction to the market. At the least, this should reduce uncertainty and bring some comfort to the bond markets.

       The Vanguard Ohio Tax-Exempt Funds' low operating costs and high credit quality should stand our shareholders in good stead during this year's turbulent bond markets.

THE TAX-EXEMPT MONEY MARKET FUND

The economy's strength and the resulting threat of inflation were foremost on investors' minds throughout the first half of the fiscal year. Consequently, the yield on 1-year U.S. Treasury bills increased 47 basis points to finish the half-year at 4.97%. Municipal securities with similar maturities experienced a 19-basis-point increase in yields, to 3.18% as of May 31, 1999. We believe the strength of the U.S. economy is tempered by continued economic uncertainty abroad, so our fund remains in a neutral position in terms of its average maturity. In addition to fundamental economic forces, cash flows had a significant impact on short-term municipal securities.

       During the second quarter of the period, the annual onset of redemptions by shareholders paying income tax liabilities contributed to the increase in yields on short-term tax-exempt securities. In all, holders of state-specific money market portfolios redeemed a net total of some $2.6 billion, or 4.4% of assets, during the tax season, according to IBC Financial Data. As mutual funds sold securities to meet these redemptions, the temporary oversupply of short-term securities, coupled with a general rise in short-term interest rates during late April and May, caused rates to rise significantly. Your management used this opportunity to position the fund to benefit from the recent economic trends, to further diversify its holdings, and to enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 11, 1999


INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by Ohio state, county, and municipal governments.

FUND PROFILE
OHIO TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
------------------------------------------------
Yield                                       3.0%
Average Maturity                         51 days
Average Quality                            MIG-1
Expense Ratio                             0.19%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
MIG-1/SP-1+                                71.7%
A-1/P-1                                    16.1
AAA/AA                                     12.2
A                                           0.0
------------------------------------------------
Total                                     100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
OHIO INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-------------------------------------------------------
                           OHIO INSURED          LEHMAN
                              LONG-TERM          INDEX*
-------------------------------------------------------
Number of Issues                    155          49,905
Yield                              4.5%              --
Yield to Maturity                  4.7%              --
Average Coupon                     5.3%            5.5%
Average Maturity             11.0 years      13.2 years
Average Quality                     AAA             AA+
Average Duration              7.5 years       7.2 years
Expense Ratio                   0.20%**              --
Cash Reserves                      1.6%              --

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------------------
                           OHIO INSURED          LEHMAN
                              LONG-TERM          INDEX*
-------------------------------------------------------
R-Squared                          0.98            1.00
Beta                               1.06            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               96.3%
AA                                                 3.7
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       5.1%
1-5 Years                                         16.6
5-10 Years                                        35.2
10-20 Years                                       25.2
20-30 Years                                       17.9
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that income returns can fluctuate widely, as can the share price of the Ohio Insured Long-Term Tax-Exempt Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


OHIO TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-MAY 31, 1999
-----------------------------------------------------------------
                        OHIO TAX-EXEMPT                   AVERAGE
                       MONEY MARKET FUND                   FUND*
FISCAL       CAPITAL        INCOME         TOTAL           TOTAL
YEAR         RETURN         RETURN         RETURN          RETURN
-----------------------------------------------------------------
1990           0.0%          2.6%           2.6%            2.5%
1991           0.0           4.7            4.7             4.5
1992           0.0           3.0            3.0             2.9
1993           0.0           2.4            2.4             2.2
1994           0.0           2.6            2.6             2.4
1995           0.0           3.8            3.8             3.5
1996           0.0           3.4            3.4             3.1
1997           0.0           3.5            3.5             3.2
1998           0.0           3.4            3.4             3.1
1999**         0.0           1.5            1.5             1.3
-----------------------------------------------------------------

SEC 7-Day Annualized Yield (5/31/1999): 3.02%

 *Average Ohio Tax-Exempt Money Market Fund.
**Six months ended May 31, 1999.
See Financial Highlights table on page 20 for dividend information for the past five years.



OHIO INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-MAY 31, 1999
-----------------------------------------------------------------
                    OHIO INSURED LONG-TERM
                        TAX-EXEMPT FUND                   LEHMAN*
FISCAL       CAPITAL        INCOME         TOTAL           TOTAL
YEAR         RETURN         RETURN         RETURN          RETURN
-----------------------------------------------------------------
1990           3.0%          3.0%           6.0%            4.9%
1991           2.9           6.6            9.5            10.3
1992           4.5           6.2           10.7            10.0
1993           6.3           5.7           12.0            11.1
1994         -11.2           4.9           -6.3            -5.2
1995          13.1           6.4           19.5            18.9
1996           0.3           5.4            5.7             5.9
1997           0.9           5.4            6.3             7.2
1998           2.6           5.2            7.8             7.8
1999**        -2.1           2.5            0.4             0.8
-----------------------------------------------------------------

 *Lehman Municipal Bond Index.
**Six months ended May 31, 1999.
See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                            INCEPTION                                    ----------------------------------
                                              DATE          1 YEAR         5 YEARS       CAPITAL       INCOME         TOTAL
---------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund           6/18/1990        3.20%          3.37%         0.00%         3.44%         3.44%
Ohio Insured Long-Term Tax-Exempt Fund      6/18/1990        5.95           7.20          2.28          5.75          8.03
---------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

                                                                         [PHOTO]

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE     MARKET
                                                                                           MATURITY              AMOUNT     VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                                            COUPON            DATE               (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
------------------------------------------------------------------------------------------------------------------------------------
Akron-Summit County OH Public Library                                         4.00%       12/1/1999 (3)         $ 2,320    $ 2,331
Butler County OH Limited Tax GO BAN                                           3.55%      10/21/1999               6,400      6,410
Cincinnati OH City School Dist. TAN                                           5.00%       12/1/1999 (2)           3,005      3,034
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)                     3.20%        6/2/1999               6,700      6,700
Cleveland OH GO                                                               6.75%        7/1/1999 (Prere.)      2,525      2,583
Cleveland OH State Univ. General Receipts Rev. BAN                            3.80%       8/16/1999               2,125      2,129
Columbus OH Electric System Rev. VRDO                                         3.15%        7/1/1999 LOC          12,345     12,345
Columbus OH GO                                                                5.50%       6/15/1999               4,980      4,984
Columbus OH GO VRDO                                                           3.10%        6/3/1999                 815        815
Columbus OH Sewer Rev. VRDO                                                   3.15%        6/3/1999               2,100      2,100
Cuyahoga County OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)                 3.30%        6/2/1999 LOC           4,400      4,400
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)              3.25%        6/2/1999 LOC          11,800     11,800
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)              3.30%        6/2/1999              13,400     13,400
Dayton OH GO                                                                  3.10%       12/1/1999                 510        510
Fairfield County OH Sanitary Sewer System Improvement BAN                     4.46%       7/27/1999               1,155      1,156
Franklin County OH Hosp. Rev. (Riverside United Methodist)                    7.50%       5/15/2000 (Prere.)      1,000      1,059
Franklin County OH Hosp. Rev. (Riverside United Methodist)                    7.60%       5/15/2000 (Prere.)      2,850      3,022
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                        3.25%        6/3/1999 LOC          18,755     18,755
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                      3.20%        6/3/1999 LOC          24,350     24,350
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                                    3.30%        6/2/1999 (1)          37,225     37,225
Hancock County OH BAN                                                         3.42%       12/1/1999               3,115      3,121
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)                 2.80%       8/10/1999               5,000      5,000
Lorain County OH Hosp. Rev. CP (Catholic Healthcare Partners)                 3.30%       6/15/1999               7,000      7,000
Mason OH City School Dist. BAN                                                3.38%       2/17/2000               5,750      5,767
Montgomery County OH VRDO (Catholic Health Initiatives)                       3.25%        6/2/1999              16,500     16,500
Ohio Air Quality Dev. Auth. PCR VRDO (Timken Co.)                             3.25%        6/2/1999 LOC           5,000      5,000
Ohio Air Quality Dev. Auth. PUT (Ohio Edison Project)                         2.95%        2/1/2000 LOC           3,200      3,200

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE     MARKET
                                                                                           MATURITY              AMOUNT     VALUE*
                                                                             COUPON            DATE               (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co. Project)      3.35%        6/2/1999 LOC         $ 5,900   $  5,900
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co. Project)      3.45%        6/2/1999 LOC           1,200      1,200
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)                                 3.20%        6/2/1999 LOC           5,400      5,400
Ohio Building Auth. Rev. (Arts Fac.)                                          5.00%       10/1/1999               5,930      5,967
Ohio Building Auth. Rev. (Sports Fac. Building Fund)                          4.50%       10/1/1999               1,910      1,919
Ohio Building Auth. Rev. (State Correctional Fac.)                            7.15%        8/1/1999 (Prere.)      1,000      1,007
Ohio Building Auth. Rev. (State Correctional Fac.)                            7.30%        8/1/1999 (Prere.)     10,000     10,267
Ohio Building Auth. Rev. (State Correctional Fac.)                            7.35%        8/1/1999 (Prere.)     11,670     11,987
Ohio Building Auth. Rev. (State Correctional Fac.)                            7.35%       10/1/1999 (Prere.)      1,250      1,305
Ohio Elementary & Secondary Educ. Capital Fac. Rev.                           3.50%        6/1/1999               4,000      4,000
Ohio Higher Educ. Fac. Rev. VRDO (Mount Union College Project)                3.25%        6/3/1999 LOC           1,445      1,445
Ohio PCR VRDO (SOHIO Air Project)                                             3.40%        6/2/1999               3,300      3,300
Ohio Public Fac. Comm. Rev. (Higher Educ. Capital Fac.)                      4.375%       11/1/1999 (1)           1,500      1,508
Ohio Public Fac. Comm. Rev. (Higher Educ. Capital Fac.)                       4.50%       11/1/1999               7,850      7,897
Ohio Public Fac. Comm. Rev. (Mental Health Capital Fac.)                      4.50%        6/1/1999 (4)           4,700      4,700
Ohio Public Fac. Comm. Rev. (Mental Health Capital Fac.)                     4.625%       12/1/1999               1,570      1,583
Ohio School Dist. Cash Flow Borrowing Program COP TAN                         4.05%       6/30/1999               7,801      7,804
Ohio Solid Waste Rev. VRDO (BP Exploration & Oil Inc. Project)                3.45%        6/2/1999              19,200     19,200
Ohio State Univ. CP                                                           3.15%       7/21/1999               8,800      8,800
Ohio State Univ. CP                                                           3.15%       7/22/1999               2,500      2,500
Ohio Water Dev. Auth. Rev. VRDO (Mead Corp.)                                  3.20%        6/2/1999 LOC           5,020      5,020
Ohio Water Dev. Auth. Rev. VRDO (Timken Co. Project)                          3.30%        6/2/1999 LOC           5,000      5,000
Ross County OH Hosp. Fac. Rev. VRDO
   (Medical Center Hosp. Project)                                             3.25%        6/3/1999 LOC           4,160      4,160
Summit County OH GO BAN                                                      3.625%      11/18/1999               9,740      9,771
Summit County OH GO BAN                                                       4.50%        6/3/1999               5,000      5,000
Toledo OH City Services Special Assessment VRDO                               3.25%        6/3/1999 LOC          22,600     22,600
Univ. of Cincinnati OH BAN                                                    3.14%       8/18/1999               4,000      4,003
Univ. of Cincinnati OH BAN                                                    3.14%        3/1/2000               5,000      5,008
Univ. of Cincinnati OH BAN                                                    3.26%       8/18/1999               1,500      1,501
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                              3.00%        6/2/1999 (1) LOC       2,900      2,900
Puerto Rico TRAN                                                              3.50%       7/30/1999               3,000      3,003
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $380,351)                                                                                                         380,351
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         4,968
Liabilities                                                                                                                 (1,530)
                                                                                                                          ---------
                                                                                                                             3,438
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 383,789,796 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                              $383,789
====================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $1.00
====================================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 17.

------------------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AMOUNT        PER
                                                                                                                  (000)      SHARE
------------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                               $383,793      $1.00
 Undistributed Net Investment Income                                                                                 --         --
 Accumulated Net Realized Losses                                                                                     (4)        --
 Unrealized Appreciation                                                                                             --         --
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                    $383,789      $1.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE     MARKET
                                                                                           MATURITY              AMOUNT     VALUE*
OHIO INSURED LONG-TERM TAX-EXEMPT FUND                                       COUPON            DATE               (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
------------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (91.5%)
Adams County OH School Dist. GO                                               5.55%       12/1/2009 (1)         $ 1,000    $ 1,068
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                            5.375%        1/1/2017 (2)           3,000      3,028
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                            5.375%        1/1/2022 (2)           4,000      4,013
Akron Bath & Copley OH Joint Township Hosp. Dist. Rev.
   (Akron Medical Center Project)                                             5.50%        1/1/2008 (2)           1,000      1,045
Aurora County OH School Dist. GO                                              5.80%       12/1/2016 (3)           3,000      3,184
Barberton OH School Dist. GO                                                 5.125%       11/1/2022 (3)           3,000      2,954
Bedford Heights OH GO                                                         5.65%       12/1/2014 (2)             500        543
Butler County OH Sewer System Rev.                                            5.00%       12/1/2023 (2)           2,245      2,168
Butler County OH Sewer System Rev.                                           5.375%       12/1/2015 (3)           1,730      1,777
Butler County OH Sewer System Rev.                                            6.25%       12/1/2002 (2)(Prere.)   2,925      3,179
Butler County OH Transp. Improvement Dist. Rev.                               6.00%        4/1/2011 (4)           4,000      4,416
Butler County OH Transp. Improvement Dist. Rev.                               6.00%        4/1/2012 (4)           2,320      2,556
Butler County OH Waterworks Rev.                                             5.125%       12/1/2021 (2)             500        492
Canal Winchester OH Local School Dist. GO                                     6.00%       12/1/2013 (3)           1,680      1,859
Canton OH GO                                                                 5.375%       12/1/2007 (2)           1,000      1,053
Canton OH GO (Waterworks System)                                              5.75%       12/1/2010 (2)           1,000      1,076
Canton OH GO (Waterworks System)                                              5.85%       12/1/2015 (2)           1,000      1,071
Clermont County OH Hosp. Fac. Rev. (Mercy Health System)                      5.50%        9/1/2006 (2)           2,500      2,649
Cleveland-Cuyahoga County OH Port Auth. Rev.
   (Rock & Roll Hall of Fame)                                                 5.40%       12/1/2015 (2)           2,000      2,049
Cleveland OH Airport System Rev.                                              0.00%        1/1/2005 (1)           3,975      3,121
Cleveland OH Airport System Rev.                                             5.125%        1/1/2022 (4)           4,550      4,393
Cleveland OH Airport System Rev.                                              7.25%        1/1/2000 (1)(Prere.)     800        834
Cleveland OH GO                                                              5.375%        9/1/2010 (2)           1,000      1,058
Cleveland OH GO                                                              5.375%        9/1/2012 (2)           1,000      1,054
Cleveland OH GO                                                               5.50%        8/1/2009 (1)           4,500      4,818
Cleveland OH GO                                                               6.25%       10/1/2001 (1)(Prere.)   2,500      2,688
Cleveland OH Public Power System Rev.                                         5.25%      11/15/2016 (1)          10,200     10,321
Cleveland OH Public Power System Rev.                                         7.00%      11/15/2004 (1)(Prere.)   2,750      3,182
Cleveland OH School Dist. GO                                                  0.00%       12/1/2005 (3)             700        528
Cleveland OH School Dist. GO                                                  0.00%       12/1/2006 (3)             700        502
Cleveland OH School Dist. GO                                                  0.00%       12/1/2007 (3)             500        340
Cleveland OH School Dist. GO                                                  0.00%       12/1/2008 (3)             400        258
Cleveland OH School Dist. GO                                                 5.875%       12/1/2011 (3)           1,500      1,608
Cleveland OH Waterworks Rev.                                                  5.00%        1/1/2023 (4)           3,000      2,899
Cleveland OH Waterworks Rev.                                                  5.00%        1/1/2028 (4)           2,000      1,926
Cleveland OH Waterworks Rev.                                                  5.50%        1/1/2013 (1)           3,805      4,049
Cleveland OH Waterworks Rev.                                                  5.50%        1/1/2021 (1) +         6,500      6,838
Cleveland OH Waterworks Rev.                                                  6.25%        1/1/2002 (2)(Prere.)   4,305      4,635
Cleveland OH Waterworks Rev.                                                  6.25%        1/1/2015 (2)             195        208
Columbus OH Muni. Airport Auth. Rev. (Port of Columbus)                       5.00%        1/1/2028 (2)           3,000      2,890
Columbus OH School Dist. GO                                                   7.00%       12/1/2000 (3)(Prere.)   1,750      1,875
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)                     5.50%       1/15/2019 (1)           7,545      7,638
Cuyahoga County OH Hosp. Rev.
   (W.O. Walker Center Inc.)                                                  5.00%        1/1/2023 (2)           2,500      2,400
Defiance OH Waterworks System GO                                              5.65%       12/1/2018 (2)           1,130      1,188
Dublin OH School Dist. GO                                                     0.00%       12/1/2005 (3)           1,220        921
Dublin OH School Dist. GO                                                     0.00%       12/1/2006 (3)           1,220        875
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)                   5.375%       6/15/2015 (1)           3,000      3,123
Forest Hills OH School Dist. GO                                               6.00%       12/1/2007 (1)             750        832
Franklin County OH Convention Center Rev.                                     0.00%       12/1/2007 (1)           4,355      2,965
Franklin County OH Convention Center Rev.                                     7.00%       12/1/2000 (1)(Prere.)     675        723
Franklin County OH Hosp. Rev. (Riverside United Methodist)                    7.25%       5/15/2000 (1)(Prere.)   2,800      2,956
Gallia County OH Hosp. Rev. (Holzer Medical Center Project)                  5.125%       10/1/2013 (2)           3,000      2,998
Greater Cleveland OH Regional Transp. Auth. GO                                5.00%       12/1/2018 (3)           5,000      4,908

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE     MARKET
                                                                                           MATURITY              AMOUNT     VALUE*
                                                                             COUPON            DATE               (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Greater Cleveland OH Regional Transp. Auth. GO                               5.375%       12/1/2010 (3)         $ 1,665    $ 1,756
Greater Cleveland OH Regional Transp. Auth. GO                               5.375%       12/1/2012 (3)           1,850      1,923
Greater Cleveland OH Regional Transp. Auth. GO                               5.375%       12/1/2013 (3)           1,850      1,918
Greater Cleveland OH Regional Transp. Auth. GO                                5.60%       12/1/2011 (3)           5,505      5,838
Greater Cleveland OH Regional Transp. Auth. GO                                5.65%       12/1/2006 (3)(Prere.)   1,000      1,094
Greene County OH Sewer System Rev.                                           5.125%       12/1/2020 (1)           2,000      1,986
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                         5.20%       5/15/2009 (1)           2,000      2,079
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                        5.375%       5/15/2013 (1)           2,235      2,288
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                                    3.30%        6/2/1999 (1)             675        675
Hamilton County OH Sales Tax Rev. (Hamilton County Football Project)          5.00%       12/1/2018 (1)           3,000      2,931
Hamilton County OH Sales Tax Rev. (Hamilton County Football Project)          5.00%       12/1/2027 (1)           2,000      1,926
Hamilton County OH Sewer System Rev.                                          5.45%       12/1/2009 (3)           3,250      3,488
Hamilton OH Waterworks Rev.                                                   6.30%      10/15/2021 (1)           2,000      2,143
Hilliard County OH School Dist. GO                                            5.75%       12/1/2019 (3)           2,000      2,116
Hilliard County OH School Dist. GO                                            6.55%       12/1/2005 (3)             500        564
Lake County OH Hosp. Fac. Rev. (Lake Hosp. System Inc.)                      5.375%       8/15/2015 (2)           2,900      2,967
Lakota OH Local School Dist. GO                                               5.05%       12/1/2013 (3)           1,925      1,937
Lisbon OH School Dist. GO                                                     6.25%       12/1/2017 (2)           1,000      1,087
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)                    5.50%        9/1/2027 (1)           2,215      2,265
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)                   5.625%        9/1/2014 (1)           3,290      3,450
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)                    6.00%        9/1/2006 (1)           1,500      1,645
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)                    6.00%        9/1/2008 (1)           1,250      1,378
Loveland OH City School Dist. GO                                              3.20%       12/1/1999 (1)           1,000      1,000
Loveland OH City School Dist. GO                                              5.25%       12/1/2014 (1)           1,230      1,258
Lucas County OH GO                                                            6.95%       12/1/2000 (1)(Prere.)   2,700      2,890
Lucas County OH Hosp. Rev. (ProMedica Health Care)                            5.75%      11/15/2009 (1)           3,000      3,238
Lucas County OH Hosp. Rev. (ProMedica Health Care)                            5.75%      11/15/2014 (1)           6,000      6,364
Marietta OH City School Dist. GO                                              5.75%       12/1/2007 (2)           1,500      1,607
Marysville OH Water System Rev.                                               7.05%       12/1/2001 (1)(Prere.)   1,250      1,361
Medina OH School Dist. GO                                                     6.20%       12/1/2002 (3)(Prere.)   2,100      2,297
Mount Vernon OH Sewer System Rev.                                             6.00%       12/1/2012 (2)             750        801
New Philadelphia OH School Dist. GO                                           6.25%       12/1/2017 (2)           2,300      2,481
North Canton OH GO                                                            5.90%       12/1/2004 (2)(Prere.)   2,000      2,209
Northeast OH Regional Sewer Dist. Rev.                                        5.60%      11/15/2013 (2)           1,880      1,974
Northeast OH Regional Sewer Dist. Rev.                                        5.60%      11/15/2014 (2)           1,500      1,569
Northeast OH Regional Sewer Dist. Rev.                                        6.50%      11/15/2001 (2)(Prere.)   2,500      2,687
Northwest OH Local School Dist. GO                                            5.15%       12/1/2022 (3)           2,095      2,084
Oak Hills OH Local School Dist. GO                                            7.20%       12/1/2009 (1)           1,625      1,969
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                         7.10%        6/1/2018 (3)           1,000      1,052
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                         7.45%        3/1/2016 (3)             500        524
Ohio Building Auth. Rev. (Adult Correctional Fac.)                            5.50%        4/1/2016 (2)           4,965      5,126
Ohio Building Auth. Rev. (Adult Correctional Fac.)                            5.95%       10/1/2013 (1)           3,000      3,231
Ohio Higher Educ. Fac. Rev. (Oberlin College)                                 5.00%       10/1/2026 (2)          10,000      9,639
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                                 0.00%       12/1/2006 (3)           1,000        718
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                                 6.60%       12/1/2017 (3)           2,200      2,446
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                                 6.75%       12/1/2015 (3)           1,000      1,102
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                                    5.30%       5/15/2017 (1)           3,000      3,039
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                                   5.375%       5/15/2022 (1)           7,000      7,080
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                                    6.00%       5/15/2011 (1)           2,000      2,179
Ohio Turnpike Comm. Rev.                                                      5.25%       2/15/2013 (3)           1,780      1,827
Ohio Turnpike Comm. Rev.                                                      5.70%       2/15/2006 (1)(Prere.)   1,000      1,096
Ohio Univ. General Receipts Rev.                                              5.25%       12/1/2019 (4)           4,000      4,016
Ohio Water Dev. Auth. Fresh Water Rev.                                        5.25%       12/1/2012 (4)           2,990      3,078
Ohio Water Dev. Auth. Fresh Water Rev.                                        5.90%       12/1/2015 (2)           3,250      3,479
Ohio Water Dev. Auth. Pollution Control Fac. Rev.                            5.125%        6/1/2019 (1)           2,750      2,725
Ohio Water Dev. Auth. Pollution Control Fac. Rev.                             5.50%        6/1/2011 (1)           2,300      2,430
Ohio Water Dev. Auth. Pollution Control Fac. Rev.                             5.50%       12/1/2014 (1)           1,595      1,654
Ohio Water Dev. Auth. Pure Water Rev.                                         5.50%       12/1/2011 (2)           1,000      1,062
Ohio Water Dev. Auth. Pure Water Rev.                                         7.00%       12/1/2009 (2)(ETM)      1,500      1,739

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FACE     MARKET
                                                                                           MATURITY              AMOUNT     VALUE*
OHIO INSURED LONG-TERM TAX-EXEMPT FUND                                       COUPON            DATE               (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Olmsted Falls OH School Dist. GO                                              5.85%      12/15/2017 (3)         $ 2,000   $  2,113
Olmsted Falls OH School Dist. GO                                              6.85%      12/15/2004 (3)(Prere.)     565        651
Ottowa County OH GO                                                           7.00%        9/1/2001 (2)(Prere.)     500        545
Perrysburg OH Exempted Village School Dist. GO                                5.00%       12/1/2025 (4)           2,850      2,749
Perrysburg OH Exempted Village School Dist. GO                                5.75%       12/1/2013 (4)           1,385      1,514
Pickerington OH Local School Dist. GO                                         5.00%       12/1/2019 (2)           3,000      2,940
Pickerington OH Local School Dist. GO                                         5.80%       12/1/2009 (3)             500        545
Revere OH Local School Dist. GO                                               6.00%       12/1/2016 (2)           3,850      4,123
Reynoldsburg OH School Dist. GO                                               0.00%       12/1/2009 (3)           1,465        895
Reynoldsburg OH School Dist. GO                                               0.00%       12/1/2010 (3)           1,465        842
Reynoldsburg OH School Dist. GO                                               6.55%       12/1/2002 (3)(Prere.)   3,600      3,979
Richland County OH GO                                                         5.40%       12/1/2015 (2)           1,120      1,149
Richland County OH GO                                                         6.95%       12/1/2011 (2)             450        519
Springboro OH Community City School Dist. GO                                  5.25%       12/1/2016 (2)           4,000      4,044
Summit County OH GO                                                           6.90%        8/1/2001 (2)(Prere.)   2,650      2,875
Summit County OH GO                                                           6.90%        8/1/2002 (2)(Prere.)     175        191
Summit County OH GO                                                           6.90%        8/1/2003 (2)(Prere.)   2,425      2,696
Toledo OH Waterworks Rev.                                                     5.25%      11/15/2013 (3)           2,000      2,053
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)                       6.25%      11/15/2003 (3)(Prere.)   2,000      2,153
Wood County OH GO (Justice Center)                                            5.95%       12/1/2007 (2)           1,750      1,889
Woodridge OH School Dist. GO                                                  6.00%       12/1/2019 (2)           1,000      1,071
Woodridge OH School Dist. GO                                                  6.80%       12/1/2014 (2)           2,000      2,421
Wooster OH School Dist. GO                                                    0.00%       12/1/2009 (4)           2,195      1,340
Wooster OH School Dist. GO                                                    0.00%       12/1/2010 (4)           2,265      1,302
Wooster OH School Dist. GO                                                    0.00%       12/1/2011 (4)           2,315      1,256
Wooster OH School Dist. GO                                                    6.50%       12/1/2002 (2)(Prere.)   2,500      2,759
Wyoming OH School Dist.                                                       5.15%       12/1/2027 (3)           3,250      3,207
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                              3.00%        6/2/1999 (1) LOC       2,500      2,500
Puerto Rico Public Building Auth. Rev.                                        0.00%        7/1/2001 (3)             850        786
Puerto Rico Public Building Auth. Rev.                                        5.00%        7/1/2027 (2)           3,000      2,916
                                                                                                                          ---------
                                                                                                                           332,240
                                                                                                                          ---------
SECONDARY MARKET INSURED (0.6%)
Franklin County OH Hosp. Rev.
   (Mount Carmel Health-Holy Cross Health System)                             6.75%        6/1/2002 (1)(Prere.)   2,000      2,197


NONINSURED (6.3%)
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)                     3.20%        6/2/1999                 300        300
Columbus OH Electric System Rev. VRDO                                         3.15%        7/1/1999 LOC           3,075      3,075
Columbus OH GO                                                                5.25%       5/15/2009               1,000      1,059
Columbus OH GO VRDO                                                           3.10%        6/3/1999                 185        185
Cuyahoga County OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)                 3.30%        6/2/1999                 500        500
Cuyahoga County OH Hosp. Rev. (Cleveland Clinic Health)                      5.125%        1/1/2029               2,500      2,395
Franklin County OH GO                                                         5.00%       12/1/2017               3,780      3,771
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                                    3.45%        6/2/1999 LOC             645        645
Ohio GO                                                                      7.625%        8/1/2010               3,510      4,410
Ohio Higher Educ. Fac. Auth. Rev. (Case Western Reserve Univ.)                6.50%       10/1/2020                 250        293
Rocky River OH City School Dist. GO                                          5.375%       12/1/2017               2,200      2,267
Sycamore OH Community School Dist. GO                                         5.00%       12/1/2023               4,000      3,858
                                                                                                                          ---------
                                                                                                                            22,758
                                                                                                                          ---------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $345,759)                                                                                                         357,195
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            MARKET
                                                                                                                            VALUE*
                                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      $  9,854
Liabilities                                                                                                                 (3,906)
                                                                                                                          ---------
                                                                                                                             5,948
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 30,915,676 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                              $363,143
====================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $11.75
====================================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with a value of $526,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.

------------------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AMOUNT        PER
                                                                                                                  (000)      SHARE
------------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                               $351,936     $11.39
 Undistributed Net Investment Income                                                                                 --         --
 Overdistributed Net Realized Gains--Note E                                                                        (285)      (.01)
 Unrealized Appreciation--Note F
   Investment Securities                                                                                         11,436        .37
   Futures Contracts                                                                                                 56         --
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                    $363,143     $11.75
====================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------
                                                                                          OHIO INSURED
                                                                 OHIO TAX-EXEMPT             LONG-TERM
                                                                    MONEY MARKET            TAX-EXEMPT
                                                                            FUND                  FUND
                                                                 --------------------------------------
                                                                     SIX MONTHS ENDED MAY 31, 1999
                                                                           (000)                 (000)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                                             $5,641               $ 8,979
                                                                 --------------------------------------
          Total Income                                                     5,641                 8,979
                                                                 --------------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                        21                    21
          Management and Administrative                                      268                   282
          Marketing and Distribution                                          47                    35
     Custodian Fees                                                            3                     2
     Auditing Fees                                                             4                     4
     Shareholders' Reports                                                     7                     8
                                                                 --------------------------------------
          Total Expenses                                                     350                   352
          Expenses Paid Indirectly--Note C                                    (3)                   (2)
                                                                 --------------------------------------
          Net Expenses                                                       347                   350
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,294                 8,629
-------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                               --                    21
     Futures Contracts                                                        --                   439
-------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             --                   460
-------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                    --                (8,201)
     Futures Contracts                                                        --                   103
-------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              --                (8,098)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $5,294               $   991
=======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                      OHIO TAX-EXEMPT             OHIO INSURED LONG-TERM
                                                     MONEY MARKET FUND               TAX-EXEMPT FUND
                                               ------------------------------------------------------------
                                                 SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                               MAY 31, 1999   NOV. 30, 1998    MAY 31, 1999   NOV. 30, 1998
                                                      (000)           (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                         $  5,294        $ 10,252        $  8,629        $ 14,239
     Realized Net Gain                                   --              --             460             520
     Change in Unrealized Appreciation
          (Depreciation)                                 --              --          (8,098)          6,387
                                               ------------------------------------------------------------
          Net Increase in Net Assets
                Resulting from Operations             5,294          10,252             991          21,146
                                               ------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                           (5,294)        (10,252)         (8,629)        (14,239)
     Realized Capital Gain                               --              --            (613)             --
                                               ------------------------------------------------------------
          Total Distributions                        (5,294)        (10,252)         (9,242)        (14,239)
                                               ------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                         213,917         330,928          83,300          93,813
     Issued in Lieu of Cash Distributions             4,861           9,257           6,546          10,084
     Redeemed                                      (179,653)       (293,952)        (42,235)        (40,024)
                                               ------------------------------------------------------------
          Net Increase from
               Capital Share Transactions            39,125          46,233          47,611          63,873
-----------------------------------------------------------------------------------------------------------
     Total Increase                                  39,125          46,233          39,360          70,780
-----------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                            344,664         298,431         323,783         253,003
                                               ------------------------------------------------------------
     End of Period                                 $383,789        $344,664        $363,143        $323,783
===========================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                         213,917         330,928           6,971           7,874
     Issued in Lieu of Cash Distributions             4,861           9,257             549             846
     Redeemed                                      (179,653)       (293,952)         (3,551)         (3,365)
                                               ------------------------------------------------------------
          Net Increase in Shares Outstanding         39,125          46,233           3,969           5,355
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------------------
                                                                                 OHIO TAX-EXEMPT MONEY MARKET FUND
                                                                                       YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED     ---------------------------------------------------
THROUGHOUT EACH PERIOD                                MAY 31, 1999       1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .014       .033       .034        .034      .037       .026
     Net Realized and Unrealized Gain (Loss)
          on Investments                                        --         --         --         --         --         --
                                                  ------------------------------------------------------------------------
          Total from Investment Operations                    .014       .033       .034       .034       .037       .026
                                                  ------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.014)     (.033)     (.034)     (.034)     (.037)     (.026)
     Distributions from Realized Capital Gains                  --         --         --         --         --         --
                                                  ------------------------------------------------------------------------
          Total Distributions                                (.014)     (.033)     (.034)     (.034)     (.037)     (.026)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
==========================================================================================================================

TOTAL RETURN                                                 1.46%      3.37%      3.49%      3.42%      3.78%      2.58%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                     $384       $345       $298       $254       $178       $147
     Ratio of Total Expenses to
          Average Net Assets                                0.19%*      0.20%      0.19%      0.20%      0.21%      0.23%
     Ratio of Net Investment Income to
          Average Net Assets                                2.89%*      3.30%      3.43%      3.36%      3.71%      2.56%
==========================================================================================================================
*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                              OHIO INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                    YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED     ---------------------------------------------------
THROUGHOUT EACH PERIOD                                MAY 31, 1999       1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.02     $11.72     $11.67     $11.63     $10.28     $11.61
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .291       .592       .598       .603       .610       .599
     Net Realized and Unrealized Gain (Loss)
          on Investments                                     (.247)      .300       .110       .040      1.350     (1.298)
                                                      --------------------------------------------------------------------
          Total from Investment Operations                    .044       .892       .708       .643      1.960      (.699)
                                                      --------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.291)     (.592)     (.598)     (.603)     (.610)     (.599)
     Distributions from Realized Capital Gains               (.023)        --      (.060)        --         --      (.032)
                                                      --------------------------------------------------------------------
          Total Distributions                                (.314)     (.592)     (.658)     (.603)     (.610)     (.631)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.75     $12.02     $11.72     $11.67     $11.63     $10.28
==========================================================================================================================

TOTAL RETURN                                                 0.35%      7.78%      6.30%      5.75%     19.45%     -6.29%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                     $363       $324       $253       $216       $197       $149
     Ratio of Total Expenses to
          Average Net Assets                                0.20%*      0.20%      0.17%      0.20%      0.21%      0.23%
     Ratio of Net Investment Income to
          Average Net Assets                                4.89%*      4.98%      5.17%      5.26%      5.45%      5.38%
     Portfolio Turnover Rate                                   6%*         8%        14%        17%         7%        16%
==========================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprises the Ohio Tax-Exempt Money Market Fund and Ohio Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

               -----------------------------------------------------------------------------
                                    CAPITAL CONTRIBUTION      PERCENTAGE      PERCENTAGE OF
                                         TO VANGUARD           OF FUND          VANGUARD'S
               OHIO TAX-EXEMPT FUND         (000)             NET ASSETS      CAPITALIZATION
               -----------------------------------------------------------------------------
               Money Market                  $56                 0.02%             0.08%
               Insured Long-Term              56                 0.02              0.08
               -----------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 1999, custodian fee offset arrangements reduced expenses of the Tax-Exempt Money Market Fund and Insured Long-Term Tax-Exempt Fund by $3,000 and $2,000, respectively.

D. During the six months ended May 31, 1999, the Insured Long-Term Tax-Exempt Fund purchased $57,906,000 of investment securities and sold $10,276,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $790,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 1999, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $10,646,000, consisting of unrealized gains of $12,692,000 on securities that had risen in value since their purchase and $2,046,000 in unrealized losses on securities that had fallen in value since their purchase.

       At May 31, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized appreciation were:

               -------------------------------------------------------------------------
                                                                       (000)
                                                           -----------------------------
                                                             AGGREGATE
               OHIO TAX-EXEMPT FUND/        NUMBER OF        SETTLEMENT      UNREALIZED
               FUTURES CONTRACTS         SHORT CONTRACTS       VALUE        APPRECIATION
               -------------------------------------------------------------------------
               Insured Long-Term/
                 U.S. Treasury Bond            20              $2,358           $56
               -------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

       Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

       On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

       If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

       Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q962-07/19/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.